                                                                                EXHIBIT 10.33

Board of Director's resolution regarding director's annual retainer:
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         FURTHER  RESOLVED,  that the Board hereby increases the non-employee  director annual retainer to $50,000, one-fourth of which will be paid annually in Restricted  Stock as the first quarterly  payment,  effective  January
1, 2002.

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